Supplement to
Fidelity's Targeted International Equity Funds®
December 30, 2009
Prospectus

The following information replaces similar information for Wilson Wong in the "Fund Summary" section for Fidelity China Region Fund on page 7.

Joseph Tse has served as manager of the fund since January 2010.

The following information replaces similar information for Wilson Wong in the "Fund Management" section on page 49.

Joseph Tse is manager of Fidelity China Region Fund, which he has managed since January 2010. Since joining Fidelity Investments in 1990, Mr. Tse has worked as an analyst and manager.

TIF-10-01 January 22, 2010
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